Income Taxes - Summary of Deferred income taxes (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets
Net operating losses	$ 279,695	$ 240,128
Other	22,994	8,986
Net deferred tax assets	302,689	249,114
Deferred tax liabilities
Property and equipment, net	(7,780)	(2,903)
Other	(759)	(578)
Total deferred tax liabilities	(8,539)	(3,481)
Less: Valuation allowance	(294,150)	(245,633)
Total deferred tax assets	$ 0	$ 0